Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is entered into as of the 20th day of March 2024, by and between AmpliTech Group, Inc., a Nevada corporation (the “Company”), and Jorge Flores (the “Employee”).

WHEREAS, Employee and the Company are parties to that certain Employment Agreement dated as of February 21, 2022, as amended (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as provided herein, effective as of March 20, 2024.

NOW, THEREFORE, in consideration of the mutual covenants and representations set forth in this Agreement, Employee and the Company agree as follows:

1. Amendment. The last sentence of the first paragraph of the Agreement shall be amended and restated as set forth below:

“The term of this agreement shall be from February 21, 2022 through March 20, 2027 (the “Employment Period”).”

2. Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

3. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

4. Effectiveness. This Amendment shall be effective as of March 20, 2024.

4. Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterparts shall be deemed to be originals.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first set forth above.

AmpliTech Group, Inc.

/s/ Fawaad Maqbool
Name: Fawad Maqbool
Title: President

EMPLOYEE

/s/ Jorge Flores
Name: Jorge Flores
Date: March 20, 2024